Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE

SEI Reports First-Quarter 2022 Financial Results

OAKS, Pa., April 20, 2022 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the first-quarter 2022. Diluted earnings per share were $1.36 in first-quarter 2022 compared to $0.89 in first-quarter 2021. Diluted earnings per share reflect a one-time revenue event of $88.0 million, or $0.47 per share net of associated costs.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended March 31,
	2022	2021	%

Revenues	$581,443	$455,686	28%
Net income	190,308	129,470	47%
Diluted earnings per share	$1.36	$0.89	53%

“Our first-quarter financial profits were challenged by negative capital markets, but we achieved solid sales results and successfully implemented new business. We continue investing in our future through new technology and business initiatives to deliver best-in-class platforms and service to our markets and create new growth opportunities,” said SEI Chairman and CEO Alfred P. West, Jr.
“SEI is uniquely positioned in the financial services industry for sustainable growth. I’m thrilled that Ryan Hicke will become SEI’s next CEO, and I’m excited to see him lead the company into the future. His diverse, global experience at SEI informs his commitment to our company’s strengths across our three pillars of expertise: investments, operations, and technology. With this change in leadership, I’m confident SEI has great days ahead.
“The strength of our leadership and talented workforce globally is key to driving SEI’s enduring success and helping our clients manage change with confidence. Looking toward the future, we will make sound decisions to improve our results and continue to capitalize on market opportunities to deliver long-term value to our shareholders and build brave futuresSM for our employees, clients, and communities.”

Summary of First-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended March 31,
	2022	2021	%
Private Banks:
Revenues	$213,548	$117,608	82%
Expenses	121,955	110,724	10%
Operating Profit	91,593	6,884	NM
Operating Margin	43%	6%

Investment Advisors:
Revenues	119,230	113,294	5%
Expenses	64,520	55,027	17%
Operating Profit	54,710	58,267	(6)%
Operating Margin	46%	51%

Institutional Investors:
Revenues	86,839	84,499	3%
Expenses	45,358	39,158	16%
Operating Profit	41,481	45,341	(9)%
Operating Margin	48%	54%

Investment Managers:
Revenues	156,901	136,419	15%
Expenses	98,837	83,020	19%
Operating Profit	58,064	53,399	9%
Operating Margin	37%	39%

Investments in New Businesses:
Revenues	4,925	3,866	27%
Expenses	11,950	13,404	(11)%
Operating Loss	(7,025)	(9,538)	NM

Totals:
Revenues	$581,443	$455,686	28%
Expenses	342,620	301,333	14%
Corporate Overhead Expenses	24,024	21,516	12%
Income from Operations	$214,799	$132,837	62%

First-Quarter Business Highlights:
•Revenues from Asset management, administration, and distribution fees increased from higher assets under management and administration due to market appreciation during 2021 and positive cash flows from new and existing clients. The decline in market conditions during the first quarter 2022 negatively impacted our revenues from assets under management and administration and partially offset our revenue growth.
•A significant, uninstalled investment processing client terminated an agreement for convenience. As a result, we recorded one-time fees of $88.0 million during first-quarter 2022. This early termination fee is included in Information processing and software servicing fees of the Private Banks segment and reflects a diluted earnings per share impact of $0.47 net of associated costs.
•Our average assets under administration increased $71.8 billion, or 9%, to $893.4 billion in the first-quarter 2022, as compared to $821.6 billion during the first-quarter 2021 (see attached Average Asset Balances schedules for further details).
•Our average assets under management, excluding LSV, increased $13.2 billion, or 5%, to $293.6 billion in the first-quarter 2022, as compared to $280.4 billion during the first-quarter 2021 (see attached Average Asset Balances schedules for further details).
•Net sales events, excluding the cancelled contract item, in the Private Banks and Investment Managers segments during first-quarter 2022 were $26.6 million and are expected to generate net annualized recurring revenues of approximately $24.7 million when contract values are completely realized.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during first-quarter 2022 were $2.1 million.
•Revenues from our acquisition of SEI Novus were $3.1 million during the first-quarter 2022. SEI Novus was acquired during the fourth-quarter 2021 and is reported in the Institutional Investors segment. The Institutional Investors segment also includes personnel, amortization, and other costs related to SEI Novus.
•The increase in operational expenses was primarily due to increased direct costs related to increased revenues, as well as increased personnel costs due to business growth and competitive labor markets.
•Earnings from LSV decreased to $32.5 million in the first-quarter 2022 as compared to $33.4 million in the first-quarter 2021 due to negative cash flows from existing clients and client losses, which offset the positive impact from market appreciation during 2021.
•We capitalized $6.6 million of software development costs in first-quarter 2022 for continued enhancements to the SEI Wealth PlatformSM (SWP). Amortization expense related to SWP was $13.6 million in first-quarter 2022.
•Our effective tax rates were 23.1% in first-quarter 2022 and 22.6% in first-quarter 2021. The increase in the effective tax rate was primarily due to decreased tax benefits associated with a lower volume of stock option exercises.
•We repurchased 1.7 million shares of our common stock for $100.1 million during the first-quarter 2022 at an average price of $58.43 per share.
•Cash flow from operations was $260.4 million, or $1.86 per share, and free cash flow was $244.6 million during the first-quarter 2022.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on April 20, 2022. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 8875578.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to solve problems, manage change, and help protect assets—for growth today and in the future. As of March 31, 2022, SEI manages, advises, or administers approximately $1.3 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•revenue that we believe will be generated by sales events that occurred during the quarter and the timing of the realization of such revenue, if any,
•whether our investments will create growth opportunities,
•whether we are positioned for sustainable growth, and
•the degree to which we will make good decisions or capitalize on market opportunities that will deliver long-term shareholder value.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to the matters in this release and set forth above as well as:
•the timing and success of client migrations, implementations and conversions,
•our ability to expand our relationships and revenue opportunities with new and existing clients,
•the margins that out businesses may generate,
•the degree to which one-time and transaction-based revenues during the quarter will be repeated,
•the competition for and cost of talent and the effect of these factors on our business,
•the headwinds we will face and our strategies for how we may respond to these headwinds,
•how we will manage our expenses,
•the degree to which our reported margins will decline, increase or normalize,
•the strategic initiatives and business segments that we will pursue and those in which we will invest,
•the success, if any, of the sales and strategic initiatives we pursue,
•the value of our backlog and the strength of our pipelines,
•our growth prospects,
•the timing of and our ability to integrate any acquisition targets that we may pursue, if any,
•the potential benefits we may derive from any of our acquisitions,
•the organic and inorganic opportunities that will drive our growth,
•the investments we may make in our technologies and personnel, and
•the success and benefits of our strategic investments.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2021, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2022	2021

Asset management, admin. and distribution fees	$394,097	$367,646
Information processing and software servicing fees	187,346	88,040

Total revenues	581,443	455,686

Subadvisory, distribution and other asset mgmt. costs	53,128	50,164
Software royalties and other information processing costs	7,547	5,742
Compensation, benefits and other personnel	160,484	137,221
Stock-based compensation	10,566	9,752
Consulting, outsourcing and professional fees	62,491	54,340
Data processing and computer related	29,816	25,721
Facilities, supplies and other costs	17,627	17,248
Amortization	16,887	14,352
Depreciation	8,098	8,309

Total expenses	366,644	322,849

Income from operations	214,799	132,837

Net (loss) gain on investments	(489)	332
Interest and dividend income	848	945
Interest expense	(250)	(123)
Equity in earnings of unconsolidated affiliate	32,459	33,350

Income before income taxes	247,367	167,341

Income taxes	57,059	37,871

Net income	$190,308	$129,470

Basic earnings per common share	$1.38	$0.90

Shares used to calculate basic earnings per share	137,935	143,201

Diluted earnings per common share	$1.36	$0.89

Shares used to calculate diluted earnings per share	139,712	145,306

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2022	2021
Assets
Current Assets:
Cash and cash equivalents	$907,831	$831,407
Restricted cash	351	351
Receivables from investment products	57,584	59,036
Receivables, net of allowance for doubtful accounts of $1,388 and $1,602	437,844	441,609
Securities owned	31,258	28,267
Other current assets	46,115	43,559
Total Current Assets	1,480,983	1,404,229

Property and Equipment, net of accumulated depreciation of $417,041 and $409,248	180,458	178,869
Operating Lease Right-of-Use Assets	31,024	33,614
Capitalized Software, net of accumulated amortization of $558,861 and $545,307	236,481	243,446
Available for Sale and Equity Securities	134,717	129,541
Investments in Affiliated Funds, at fair value	7,270	6,916
Investment in Unconsolidated Affiliate	52,778	107,918
Goodwill	117,434	117,232
Intangible Assets, net of accumulated amortization of $20,969 and $17,716	65,339	68,782
Deferred Contract Costs	35,847	36,236
Deferred Income Taxes	2,706	2,983
Other Assets, net	27,569	24,936
Total Assets	$2,372,606	$2,354,702

Liabilities and Equity
Current Liabilities:
Accounts payable	$8,037	$10,312
Accrued liabilities	250,468	324,382
Current portion of long-term operating lease liabilities	11,219	11,328
Deferred revenue	15,422	9,721
Total Current Liabilities	285,146	355,743

Borrowings Under Revolving Credit Facility	30,000	40,000
Long-term Income Taxes Payable	803	803
Deferred Income Taxes	36,561	48,876
Long-term Operating Lease Liabilities	24,997	27,639
Other Long-term Liabilities	22,016	20,878
Total Liabilities	399,523	493,939

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 137,219 and 138,449 shares issued and outstanding	1,372	1,384
Capital in excess of par value	1,266,320	1,246,608
Retained earnings	733,572	632,614
Accumulated other comprehensive loss, net	(28,181)	(19,843)
Total Shareholders' Equity	1,973,083	1,860,763
Total Liabilities and Shareholders' Equity	$2,372,606	$2,354,702

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2021	2021	2021	2021	2022
Private Banks:
Equity and fixed-income programs	$25,098	$26,264	$25,618	$26,281	$25,335
Collective trust fund programs	7	7	6	6	7
Liquidity funds	3,793	3,654	3,988	4,724	4,225
Total assets under management	$28,898	$29,925	$29,612	$31,011	$29,567
Client assets under administration	4,379	4,412	4,675	4,481	4,449
Total assets	$33,277	$34,337	$34,287	$35,492	$34,016

Investment Advisors:
Equity and fixed-income programs	$73,819	$78,053	$78,560	$81,686	$77,614
Liquidity funds	3,584	3,550	3,477	4,317	4,610
Total Platform assets under management	$77,403	$81,603	$82,037	$86,003	$82,224
Platform-only assets (E)	12,538	13,566	13,728	14,564	14,151
Total Platform assets (E)	$89,941	$95,169	$95,765	$100,567	$96,375

Institutional Investors:
Equity and fixed-income programs	$92,040	$93,010	$89,441	$91,719	$87,358
Collective trust fund programs	95	5	5	5	6
Liquidity funds	2,909	2,516	2,599	2,118	2,150
Total assets under management	$95,044	$95,531	$92,045	$93,842	$89,514
Client assets under advisement	4,333	4,566	4,698	4,857	4,778
Total assets	$99,377	$100,097	$96,743	$98,699	$94,292

Investment Managers:
Collective trust fund programs	$78,304	$87,012	$87,488	$92,549	$85,411
Liquidity funds	449	473	568	423	284
Total assets under management	$78,753	$87,485	$88,056	$92,972	$85,695
Client assets under administration (A)	831,819	875,942	861,605	907,377	895,181
Total assets	$910,572	$963,427	$949,661	$1,000,349	$980,876

Investments in New Businesses:
Equity and fixed-income programs	$1,777	$1,924	$1,964	$2,096	$2,057
Liquidity funds	289	191	202	240	305
Total assets under management	$2,066	$2,115	$2,166	$2,336	$2,362
Client assets under administration	1,355	1,422	1,378	1,410	1,401
Total assets	$3,421	$3,537	$3,544	$3,746	$3,763

LSV Asset Management:
Equity and fixed-income programs (B)	$101,565	$102,404	$97,604	$98,984	$95,962

Total:
Equity and fixed-income programs (C)	$294,299	$301,655	$293,187	$300,766	$288,326
Collective trust fund programs	78,406	87,024	87,499	92,560	85,424
Liquidity funds	11,024	10,384	10,834	11,822	11,574
Total assets under management	$383,729	$399,063	$391,520	$405,148	$385,324
Client assets under advisement	5,688	5,988	6,076	6,267	6,179
Client assets under administration (D)	836,198	880,354	866,280	911,858	899,630
Platform-only assets	12,538	13,566	13,728	14,564	14,151
Total assets	$1,238,153	$1,298,971	$1,277,604	$1,337,837	$1,305,284
(A)Client assets under administration in the Investment Managers segment include $12.9 billion of assets that are at fee levels below our normal full-service assets (as of March 31, 2022).
(B)Equity and fixed-income programs include $2.3 billion of assets managed by LSV in which fees are based on performance only (as of March 31, 2022).
(C)Equity and fixed-income programs include $7.4 billion of assets invested in various asset allocation funds at March 31, 2022.
(D)In addition to the numbers presented, SEI also administers an additional $13.3 billion in Funds of Funds assets (as of
March 31, 2022) on which SEI does not earn an administration fee.
(E)    Platform assets under management and Platform-only assets combined are total Platform assets in the Investment Advisors segment.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2021	2021	2021	2021	2022
Private Banks:
Equity and fixed-income programs	$25,139	$26,056	$26,232	$25,999	$25,637
Collective trust fund programs	6	7	6	6	6
Liquidity funds	3,876	3,833	3,916	4,452	4,403
Total assets under management	$29,021	$29,896	$30,154	$30,457	$30,046
Client assets under administration	4,317	4,405	4,476	4,607	4,500
Total assets	$33,338	$34,301	$34,630	$35,064	$34,546

Investment Advisors:
Equity and fixed-income programs	$73,240	$76,840	$79,602	$80,703	$77,576
Liquidity funds	3,619	3,370	3,403	3,644	5,151
Total Platform assets under management	$76,859	$80,210	$83,005	$84,347	$82,727
Platform-only assets (E)	12,206	13,292	13,863	14,341	13,978
Total Platform assets (E)	$89,065	$93,502	$96,868	$98,688	$96,705

Institutional Investors:
Equity and fixed-income programs	$91,349	$93,458	$91,965	$90,557	$89,250
Collective trust fund programs	96	68	5	5	5
Liquidity funds	2,621	2,681	2,742	2,391	2,223
Total assets under management	$94,066	$96,207	$94,712	$92,953	$91,478
Client assets under advisement	4,146	4,516	4,658	4,812	4,889
Total assets	$98,212	$100,723	$99,370	$97,765	$96,367

Investment Managers:
Collective trust fund programs	$78,035	$84,553	$89,441	$90,457	$86,633
Liquidity funds	490	469	532	491	432
Total assets under management	$78,525	$85,022	$89,973	$90,948	$87,065
Client assets under administration (A)	817,330	853,810	851,183	879,718	888,854
Total assets	$895,855	$938,832	$941,156	$970,666	$975,919

Investments in New Businesses:
Equity and fixed-income programs	$1,743	$1,870	$1,958	$2,053	$2,025
Liquidity funds	169	236	205	197	286
Total assets under management	$1,912	$2,106	$2,163	$2,250	$2,311
Client assets under advisement	1,327	1,406	1,423	1,423	1,397
Total assets	$3,239	$3,512	$3,586	$3,673	$3,708

LSV Asset Management:
Equity and fixed-income programs (B)	$97,476	$103,583	$99,924	$97,381	$96,449

Total:
Equity and fixed-income programs (C)	$288,947	$301,807	$299,681	$296,693	$290,937
Collective trust fund programs	78,137	84,628	89,452	90,468	86,644
Liquidity funds	10,775	10,589	10,798	11,175	12,495
Total assets under management	$377,859	$397,024	$399,931	$398,336	$390,076
Client assets under advisement	5,473	5,922	6,081	6,235	6,286
Client assets under administration (D)	821,647	858,215	855,659	884,325	893,354
Platform-only assets	12,206	13,292	13,863	14,341	13,978
Total assets	$1,217,185	$1,274,453	$1,275,534	$1,303,237	$1,303,694
(A)    Average client assets under administration in the Investment Managers segment during first-quarter 2022 include $12.7 billion that are at fee levels below our normal full-service assets.
(B)    Equity and fixed-income programs include $2.4 billion of average assets managed by LSV in which fees are based on performance only during first-quarter 2022.
(C)    Equity and fixed-income programs include $7.6 billion of average assets invested in various asset allocation funds during first-quarter 2022.
(D)    In addition to the numbers presented, SEI also administers an additional $13.8 billion of average assets in Funds of Funds assets during first-quarter 2022 on which SEI does not earn an administration fee.
(E)    Platform assets under management and Platform-only assets combined are total Platform assets in the Investment Advisors segment.